                             CONFIDENTIAL TREATMENT

                                  Exhibit 10.2
                         Professional Services Agreement

SVI RETAIL, INC.                                          CONFIDENTIAL TREATMENT
PROFESSIONAL SERVICES AGREEMENT

This PROFESSIONAL SERVICES AGREEMENT (Agreement) is between SVI Retail, Inc. ("SVI Retail") located at 12707, Suite 335, High Bluff Drive, San Diego, CA 92130, and TOYS "R" US, INC. ("Customer") located at 461 From Road, Paramus, NJ, 07652.

This Agreement sets forth the terms and conditions by which SVI Retail will provide Professional Services to Customer. Any capitalized terms in this Agreement shall have the same meaning as defined in Section 2 "Definitions" in this agreement or the Schedules attached hereto.


SVI Retail will provide Customer with Professional Services for the SVI Retail Software as defined in the Software License Agreement attached as Schedule 4,
Section 1.3 (the "Software") including services as defined in this agreement.

This Agreement consists of this document and the following schedules that are incorporated by reference (the "Schedules").

Schedules

1A       Short Term Resource Plan
1B       Long Term Resource Plan (not currently included until final)
2        Professional Services Fee Rates
3        Professional Services Fee Schedule
--------------------------------------------------------------------------------

ACCEPTANCE



By signing below, Customer agrees to purchase the services of SVI Retail as described in the Resource Plan, at the rates and times set forth in the Schedules and SVI Retail agrees to provide such services to Customer, all according to the terms of this Agreement. Once signed, any reproduction of this Agreement, Agreement Modification, or Release Order made by reliable means (for example, photocopy or facsimile) is considered an original and all Professional Services SVI Retail provides under this Agreement are subject to this Agreement.




SVI RETAIL                                       TOYS "R" US, INC.

By                                             By
   -------------------------------                -----------------------------

Name    Kevin O'Neill                          Name
     -----------------------------                  ---------------------------

Title   Chief Financial Officer                Title
     -----------------------------                  ---------------------------

Date                                           Date
     -----------------------------                  ---------------------------

PLEASE RETURN TWO (2) ORIGINALS OF THIS AGREEMENT TO SVI RETAIL. UPON RECEIPT, SVI RETAIL WILL SIGN AND RETURN ONE ORIGINAL TO CUSTOMER.

                                                          CONFIDENTIAL TREATMENT


1. EFFECTIVE DATE AND TERM:

         1.1. The effective date of this Agreement shall be the date this document is executed by both SVI Retail and Customer.

         1.2. This Agreement shall continue in force through [***] unless otherwise terminated as provided herein.

2.   DEFINITIONS:

         2.1. "Professional Services." Shall be the types of services offered by SVI Retail as described in Section 3 below.

         2.2.     "Short Term Resources." Shall be those resources as defined in
                  Schedule 1A and that are available on a guaranteed minimum utilization basis of [***], unless otherwise noted in Schedule 1A, during the specific time periods as defined in Schedule 1A.

         2.3.     "Long Term Resources." Shall be those resources as defined in
                  Schedule 1B and that are available on a guaranteed minimum utilization basis of [***], unless otherwise noted in Schedule 1B, during the specific time periods as defined in Schedule 1B.

         2.4. "Software." The computer programs in object code formally described in the Software License Agreement attached as
                  Schedule 4, including any extracts from such programs, derivative works of such programs, or collective works including such programs (such as subsequent Releases) to the extent specifically provided to Customer under this Agreement or the License Agreement.

3.  PROFESSIONAL SERVICES:

         SVI Retail will provide Customer with SVI Retail employees for the purpose of performing services for Customer or its employees concerning the use of the Software. The time will be tracked in quarter-hour segments and billed as recorded. Professional Services includes (a) services both on site and off site which is billed at the published Fee Rates, as defined in Schedule 2, (b) time spent by SVI Retail personnel to answer Customer's questions via teleconference and e-mail, and (c) advance preparation by SVI Retail personnel as necessary in providing services to Customer as well as follow-up materials to document the results of visits, sessions or teleconferences.


4.  BOOKING OF PROFESSIONAL  SERVICES:

         4.1. For Short Term and Long Term Resources, SVI Retail will ensure that these resources will be available when Customer requests them as defined in Schedule 1A and 1B, subject to their health, vacation, and other such limitations. SVI Retail agrees that the Customer will always have first priority access to these resources regardless of other SVI Retail customer requests. Customer acknowledges there might be times when the SVI Retail employee Customer requests or those qualified to provide the services Customer requires are not immediately available when Customer requests them. In such a case, SVI Retail will make every effort to accommodate Customer's needs as well and as promptly as reasonably possible.

[***] = Confidential Treatment Requested

                                                          CONFIDENTIAL TREATMENT


          4.2. Customer acknowledges it will be charged for Short Term Resources and Long Term Resources during the periods such resources are allocated to it on Schedule 1A and 1B at a minimum utilization level of [***], unless otherwise noted, even if actual utilization is less.

5.  WORK AUTHORIZATION:

         5.1. Requests for visits to Customer's location or requests for services to be performed at an SVI Retail site must be made by Customer in writing or by e-mail. Before an SVI Retail representative travels or begins work on Customer's behalf, SVI Retail will ask for written or e-mail confirmation of Customer's request. Unless specifically indicated otherwise in this Agreement, Customer will not be charged for fees and expenses for services that Customer has not approved and SVI Retail will not travel or perform any services until Customer has given SVI Retail such approval.

         5.2. Change orders or requests may be made by Customer in writing or by e-mail. All such changes must detail the proposed change, the reasons for the change and its perceived impact on other services to be performed by SVI Retail. Within [***] following receipt of any change pursuant to this Section, SVI Retail shall notify Customer in writing or by e-mail of the estimated effect such change will have on the cost and timing of services to be provided hereunder.

6.  TRAVEL TIME:

         6.1. Travel time for services originating from the SVI Retail US office(s) to destinations in the US, Mexico or Canada, or for service originating from the SVI Retail UK office to destinations in Europe will not normally be billed unless the total billable hours for a single trip is less than [***]In such case, the lesser of [***]hours or the actual travel hours for the trip will be billed.

         6.2. Travel time for services originating from the SVI Retail US office(s) to destinations other than the United States, Mexico or Canada, or for services originating from the UK office of SVI Retail to destinations other than Europe will not normally be billed unless the total billable hours for a single trip is less than [***]In such case, the lesser of [***]hours or [***] for the trip will be billed.

7.  TRAVEL EXPENSES:

         7.1. In scheduling a visit to Customer's location, SVI Retail attempts to work with Customer so that the time SVI Retail spends is used effectively. SVI Retail will assign its personnel based upon the services to be performed, upon an ongoing analysis of Customer's needs and upon Customer's approval. There may be one of SVI Retail`s employees at Customer's site on some occasions and more than one at other times. For this reason, and because of the varying lengths of stay, expenses will vary from visit to visit.

         7.2. Expenses can include round trip airfare (regular unrestricted coach for domestic flights and business class for international flights), hotel accommodations (Hilton, Hyatt, Marriott or equivalent in the US and Canada; Hilton, Marriott or Holiday Inn or equivalent in the UK and Europe; Hilton, Marriott, Prince or equivalent in Asia-Pacific), meals and ground transportation (car rental, taxi, train, ferry, parking, etc.). Any lost deposits or penalties that are incurred as a result of Customer's canceling a visit after having confirmed it will be billed to Customer.

[***] = Confidential Treatment Requested

                                                          CONFIDENTIAL TREATMENT


         7.3. Since SVI Retail's employees might visit more than one user site during a trip, it is possible that Customer will be billed for only a portion of the related expenses. The portion paid by Customer in such a case will be calculated by dividing the number of hours spent at Customer's site by the total number of hours for all users visited during the trip, and then applying this ratio to any common expenses incurred, such as airfare.

         7.4. The amount Customer will be charged for travel expenses will be determined by the going rates for services in Customer's area. SVI Retail employees will make their own arrangements and submit expense claims to SVI Retail. Customer will be billed for each visit. Copies of completed, approved by SVI Retail management travel expense reports will accompany all travel expense invoices. All invoices submitted to Customer will conform to Customer's Travel Reimbursement Policy requirements.

8.  TIME AND COST:

         8.1. SVI Retail will use its commercially reasonable best efforts to ensure that its software products are installed, Customer's staff is trained and any conversion or modifications requested of it are delivered in the time agreed. SVI Retail provides this assurance based upon the agreed scope of work known at the time a completion or delivery date is agreed upon. Customer's actual delivery time could vary based upon the discovery of information or circumstances not previously known or beyond SVI Retail's control.

         8.2. SVI Retail service estimates are provided as a guideline based upon our experience with similar requirements in similar companies. Customer's actual cost could vary from that estimated due to the discovery of information or circumstances not then known or beyond SVI Retail's control. Customer's costs could also vary based upon Customer's desire to use more or less of SVI Retail's services than those normally used in similar situations.

         8.3. SVI Retail will not be responsible for any errors or omissions in information, data or services provided by Customer or by third parties hired by Customer to act on Customer's behalf.

9.  PROJECT STAFF:

         9.1. Each party to this Agreement shall appoint a project or account manager who will be responsible for representing that party in connection with the services under this Agreement. SVI Retail's account manager shall have the authority and responsibility for the planning, control and scheduling of all effort and resources in connection with SVI Retail's work under this Agreement. Customer's project manager will have responsibility for all planning, control and scheduling of effort and resources required to be provided or made available by Customer under this Agreement.

         9.2. Each party will endeavor to ensure continuity of its key staff on the project but reserves the right to make changes if necessary due to circumstances beyond its control. Should it become necessary for either party to replace any key member of its staff involved in the performance of work under this Agreement, the affected party shall notify the other and will provide a suitably qualified and experienced replacement member of staff with as similar a level of skill and experience to the replaced member of staff as is reasonably possible.

         9.3. SVI Retail warrants that any staff assigned to provide services to Customer under this Agreement shall possess such skill and experience as is necessary for the proper performance of those services.

         9.4.      [***]

[***] = Confidential Treatment Requested

                                                          CONFIDENTIAL TREATMENT


         9.5. SVI Retail warrants that given adequate notice, it will use its best efforts to make available the number of SVI Retail employees Customer requests for the time period Customer requests.

10.  DISCLAIMER OF WARRANTY AND LIMITATION OF LIABILITY:

         10.1. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, SVI RETAIL EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES CONCERNING THE SOFTWARE OR THE SERVICES TO BE RENDERED HEREUNDER, WHETHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         10.2. In no event shall SVI Retail's cumulative liability for any claim arising in connection with this Agreement exceed the total fees and charges paid to SVI Retail by Customer within the preceding 12 months. In no event shall SVI Retail be liable for any indirect, consequential, special, exemplary, or incidental damages of whatever kind, except for damages caused by SVI Retail's negligence.

         10.3. No action, whether based in contract, strict liability, or tort, including any action based on negligence, arising out of the performance of services under this Agreement, may be brought by either party more than [***] year after such cause of action accrued, except that an action for nonpayment may be brought within [***] of the date of the last payment.

11.  ASSIGNMENT:

         Neither party shall assign any of its obligations under this Agreement without the prior written consent of the other party, which shall not be unreasonably withheld.

12.  CONFIDENTIALITY:

         12.1. It is anticipated that Customer and SVI Retail, in the course of carrying out their respective responsibilities under this Agreement, will consult with the other party's personnel about, or receive certain of, the other party's confidential business and technical information ("Confidential Information"). Customer and SVI Retail agree to keep confidential and, without the other party's prior written consent, will not use and will not disclose to any person or entity any Confidential Information except as expressly permitted by this Agreement. Customer and SVI Retail will each take reasonable precautions to ensure that the Confidential Information of the other party is disclosed to or used by only those persons who have a reasonable need to know.

         12.2. The foregoing obligations of this Section 12 will not apply to any information or data that (1) at the time of disclosure or use by the recipient is known or available to the general public by publication or otherwise (other than as a result of a breach of this Section 12; (2) is known by the recipient at the time of receiving such information; (3) is made public by the disclosing party; (4) is developed independently by the recipient prior to the date of disclosure by the disclosing party; or (5) is acquired by the recipient from a third party who independently and rightfully developed or acquired the information or data and was under no duty to refrain from its disclosure.

         12.3. Customer shall not, and shall not allow any other party to, reverse assemble or reverse compile the Software, for any purpose.

[***] = Confidential Treatment Requested

                                                          CONFIDENTIAL TREATMENT


         12.4. Either Customer or SVI Retail may specifically enforce any agreement contained in this Section 12 through an injunction or otherwise, in the event of breach or threatened breach by the other. Such remedies will be in addition to all others that may be available.

         12.5. The Confidentiality provisions of this Section 12 shall survive termination of this Agreement.

13.  NON-SOLICITATION OF STAFF:

         13.1. For the duration of this Agreement and for a period of [***] thereafter neither party shall employ nor make any offers of employment to any employee of the other engaged in the performance of this Agreement unless agreed in writing by the other party. "Employ" means the engagement of such person as an employee, director, sub-contractor or independent contractor.

         13.2. Each party's estimate of the damage that a breach of the above paragraph would have upon its business is herein quantified as liquidated damages in the amount [***] for the individual in question. Each party accepts that these are reasonable estimates of loss and agrees to pay the same upon demand in the event of its breach of this clause.

14. NO WAIVER:

         Neither party shall by mere lapse of time, without giving notice or taking other action hereunder, be deemed to have waived any breach by the other party of any of the provisions of this Agreement. Further, the waiver by either party of a particular breach of this Agreement by the other shall not be construed or constitute a continuing waiver of such breach or of other breaches of the same or other provisions of this Agreement.

15.  PAYMENT:

         15.1. SVI Retail shall invoice Customer for services and related expenses provided under this Agreement on a single invoice on a monthly basis for all fees and charges accrued, and all reimbursable expenses incurred, during the previous month. Customer shall pay the invoiced amount promptly upon receipt of such invoice. Any amount not paid within [***] days after the invoice date shall bear interest at the lesser of [***] percent per month or the highest rate allowed by applicable law.

         15.2. Customer shall be responsible for procuring, installing, and maintaining all equipment, telephone lines, communications interfaces, and other hardware (other than the hardware constituting the program control center maintained at SVI Retail's facilities) necessary to operate the Software and to obtain from SVI Retail the services called for by this Agreement.

         15.3. Customer shall pay SVI Retail in advance for the Short and Long Staff Resources as defined in Schedule 3 attached to this Agreement. These advance payments shall be credited to the Customer's account during the term of the Agreement as defined in Schedule 3.

16.  INDEMNITY:

         Each party agrees to indemnify and hold the other harmless from any third party loss, claim, liability or damage to person or property arising out of this Agreement and services provided which is caused by the negligence or intentional misconduct of the party causing such loss, claim, liability or damage. This indemnity will survive the termination of this Agreement.

[***] = Confidential Treatment Requested

                                                          CONFIDENTIAL TREATMENT


17.  TERMINATION:

         Customer may not terminate this Agreement at any time for any reason, unless for reason of default by SVI Retail which has not been cured within [***] following delivery to SVI Retail of written notice of the specific conditions constituting such default. SVI Retail may terminate this Agreement if Customer fails to pay, within 60 days of receiving an invoice, for any services, which have been requested by Customer and have been duly performed by SVI Retail, SVI Retail may suspend its performance of services under the terms of this Agreement pending receipt of such payment, require prepayment for any subsequent services to be rendered, or any combination of the foregoing

18.  LEGAL AUTHORITY:

         SVI Retail and Customer are independent entities and shall not have authority to act for or bind the other in any way or to represent that either of them is in any way responsible for acts of the other. All persons employed by SVI Retail in connection with performing the services described herein shall, for all purposes, be employees or agents of SVI Retail and under no circumstances shall SVI Retail or any of its employees be deemed employees or agents of Customer. SVI Retail and Customer each represent and warrant to the other (i) it is aware of no obligation, legal or otherwise, which is inconsistent with its obligations under this Agreement and (ii) performance of its obligations under this Agreement will not violate any law, rule, regulation, or any proprietary right of a third party.

19.  LAW:

         All questions concerning the validity, operation, interpretation and construction of this Agreement shall be governed by and determined in accordance with the internal laws of the State of California (irrespective of its choice of law principles).

20.  ARBITRATION:

         20.1. Except as specifically modified by this paragraph, and excepting matters involving provisional remedies as set forth below, any controversy or claim arising out of or relating to this Agreement, or any breach thereof, including without limitation, any claim that this Agreement, or any part thereof, is invalid, illegal or otherwise voidable or void, shall be submitted to arbitration to be held before a single arbitrator in San Diego, California before and in accordance with the commercial arbitration rules of the American Arbitration Association. If the claims at issue exceed $500,000.00, exclusive of interest and attorneys fees, such commercial arbitration rules shall include the supplementary procedures for large, complex cases and the number of arbitrators shall be three. In all cases, the arbitrators shall be members of the State Bar of California, actively engaged in the practice of law for at least 10 years, or a retired member of the state or federal judiciary.

         20.2. The provisions of this paragraph shall be construed as independent of any other covenant or provision of this Agreement; provided that if a court of competent jurisdiction determines that any such provisions are unlawful in any way, such court shall modify or interpret such provisions to the minimum extent necessary to have them comply with the law.

         20.3. Judgment upon an arbitration award may be entered in any court having competent jurisdiction and shall be binding, final and non-appealable.

         20.4. This arbitration provision shall be deemed to be self-executing and shall remain in full force and effect after expiration or termination of this Agreement. In the event either party fails to appear at any properly noticed arbitration proceeding, an award may be entered against such party by default or otherwise notwithstanding said failure to appear.

[***] = Confidential Treatment Requested

                                                          CONFIDENTIAL TREATMENT


21.  PRESS RELEASES:

         SVI Retail may issue press releases that provide information regarding the contents of this Agreement. SVI Retail will receive Customer's approval before releasing any press release that provides any information regarding Customer, however, SVI Retail may be obligated under Securities and Exchange Commission public disclosure rules to release information regarding Customer or this Agreement without prior approval. SVI Retail may also include Customer's name on its list of customers.

22.  SCOPE OF AGREEMENT; AMENDMENT:

         The parties hereto acknowledge that each has read this Agreement, understands it, and agrees to be bound by its terms. The parties further agree that this Agreement is the complete and exclusive statement of agreement and supersedes all proposals (oral or written), understandings, representations, conditions, warranties, covenants, and other communications between the parties relating hereto. This Agreement may be amended only by a subsequent writing that specifically refers to this Agreement and is signed by both parties, and no other act, document, usage, or custom shall be deemed to amend this Agreement.

23.  VENUE AND JURISDICTION:

         For purposes of venue and jurisdiction, this Agreement shall be deemed made and to be performed in the City of San Diego, California.

24.  COUNTERPARTS:

         This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one document.

25.  TIME OF ESSENCE:

         Time and strict and punctual performance are of the essence with respect to each provision of this Agreement.

26.      ATTORNEY'S FEES:

         In the event any litigation, arbitration, mediation, or other proceeding ("Proceeding") is initiated by any party(ies) against any other party(ies) to enforce, interpret or otherwise obtain judicial or quasi-judicial relief in connection with this Agreement, the prevailing party(ies) in such Proceeding shall be entitled to recover from the unsuccessful party(ies) all costs, expenses, and actual attorney's fees relating to or arising out of (a) such Proceeding (whether or not such Proceeding proceeds to judgment), and (b) any post-judgment or post-award proceeding including without limitation one to enforce any judgment or award resulting from any such Proceeding. Any such judgment or award shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, and actual attorney's fees.

27. HEADINGS:

         The headings of the Paragraphs of this Agreement have been included only for convenience, and shall not be deemed in any manner to modify or limit any of the provisions of this Agreement, or be used in any manner in the interpretation of this Agreement.

                                                          CONFIDENTIAL TREATMENT


28.      PARTIAL INVALIDITY:

         Each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. If any provision of this Agreement or the application of such provision to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability, unless such provision or such application of such provision is essential to this Agreement.

29.  DRAFTING AMBIGUITIES:

         Each party to this Agreement and its legal counsel have reviewed and revised this Agreement. The rule of construction that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or of any amendments or exhibits to this Agreement.

30. NOTICES:

         Any notice, consent, authorization or other communication to be given hereunder shall be in writing and shall be deemed duly given and received when delivered personally or transmitted by facsimile transmission with receipt acknowledged by the addressee or three days after being mailed by first class mail, or the next business day after being deposited for next-day delivery with a nationally recognized overnight delivery service, charges and postage prepaid, properly addressed to the party to receive such notice at the address(es) specified below, or at such other address as shall be specified by like notice:


                      SVI Retail, Inc.
                      12707 High Bluff Drive, Suite 335
                      San Diego, California 92130
                      Attention:  Kevin O'Neill, Chief Financial Officer
                      Facsimile:   (858) 481-8557

                      with a copy to:

                      Solomon Ward Seidenwurm & Smith, LLP
                      401 B Street, Suite 1200
                      San Diego, California 92101
                      Attention: Norman L. Smith
                      Facsimile:  (619) 231-4755


                      Toys "R" Us
                      461 From Road
                      Paramus, NJ 07652

                      Attention: Arthur Mason
                      Facsimile: (201) 802-5799



-- END --

* Confidential portions of this document have been redacted and have been separately filed with the Commission.


                                   SCHEDULE 2
                                   ----------



CLIENT SERVICES FEE RATES



POSITION                                               HOURLY RATE
--------                                               -----------

Account Manager                                           [ * ]
Technical Consultant                                      [ * ]
Business / System Analyst                                 [ * ]
Business Partner                                          [ * ]
Data Modeler                                              [ * ]
Knowledge Team Project Manager                            [ * ]
Implementation Project Manager                            [ * ]
Tester                                                    [ * ]
Application Specialist                                    [ * ]
Project Administrator                                     [ * ]
Programmer/Programmer Analyst                             [ * ]
Writer                                                    [ * ]
Business Liaison                                          [ * ]



During the term of this agreement [ * ]

                                   SCHEDULE 3

                                                          CONFIDENTIAL TREATMENT

                                  FEE SCHEDULE


Customer will pay SVI Retail for the services provided pursuant to Schedule 1A resources included in this agreement using the following method:

1. Initial payment of [***] as of [***] for services to be provided beginning [***]

2.       Subsequent monthly payments of [***] from [***] through [***]

3. Monthly payments of [***] beginning [***] through [***] then monthly payments of [***] beginning [***] through [***] followed by monthly payments of [***] beginning [***] through [***]

4. SVI Retail will submit monthly Professional Services "billing detail" to Customer providing detail records of actual services performed and charges accrued.

5. At the end of each three (3) month period, SVI Retail will provide Customer with a reconciliation of the total charges for Professional Services provided to Customer during that respective period including application of the monthly payment credits. If the actual charges exceed the total of the monthly payments for the subject 3 month period, then SVI Retail will invoice Customer for the amount in excess of the total payments made in that period. If the actual charges are less than the total of the monthly payments for the subject 3 month period, then SVI Retail will issue credits to Customer for the amount overpaid by Customer and will apply these credits towards future monthly payments. At the end of the [***] period, SVI Retail will issue either a final invoice or credit to Customer based upon a final reconciliation of this period. [***]

6. SVI Retail will invoice Customer separately on a monthly basis for all travel expenses authorized by Customer for SVI Retail's Professional Services resources related travel during that month.

These payments are further detailed in the table below:

     [***]           [***]         [***]         [***]         [***]         [***]
---------------- ------------- ------------- ------------- ------------- --------------
---------------- ------------- ------------- ------------- ------------- --------------
     [***]           [***]         [***]         [***]         [***]         [***]
---------------- ------------- ------------- ------------- ------------- --------------
---------------- ------------- ------------- ------------- ------------- --------------
     [***]           [***]         [***]         [***]         [***]         [***]
---------------- ------------- ------------- ------------- ------------- --------------
---------------- ------------- ------------- ------------- ------------- --------------
     [***]           [***]         [***]         [***]         [***]         [***]
---------------- ------------- ------------- ------------- ------------- --------------
---------------- ------------- ------------- ------------- ------------- --------------
     [***]           [***]         [***]         [***]                       [***]
----------------


[***] = Confidential Treatment Requested

                                       10